Exhibit 10.3
FIFTH AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT
This Fifth Amendment (this “Amendment”) to the Executive Employment Agreement (the “Agreement”) by and between Reuven Spiegel (the “Executive”) and DELEK US HOLDINGS, INC. (the “Company”) which was effective as of August 1, 2020, as amended by that certain First Amendment dated as of March 1, 2023, that certain Second Amendment dated as of March 1, 2025, that certain Third Amendment dated as of March 1, 2025, and that certain Fourth Amendment dated as of February 24, 2026, is hereby entered into by the Company and the Executive to be effective July 1, 2026 (the “Amendment Date”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.
WHEREAS, the Executive and the Company wish to enter into this Amendment in order to modify the terms of Executive’s service with the Company.
NOW, THEREFORE, in consideration of the foregoing, effective as of the Amendment Date, the Agreement is hereby amended as follows:
1.Term. Paragraph 1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
(a) “Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date and expire on December 31, 2027 unless terminated earlier as provided for herein.”
2.Scope of Employment. The first and second sentences of Paragraph 2 of the Agreement are hereby deleted in their entirety and replaced with the following:
“During the Term, the Company shall employ Executive and Executive shall render services to the Company as its Executive Vice President, Special Projects (“EVP, Special Projects”), reporting to the Chief Executive Officer of the Company, and in such other capacities and positions as may be established by the Company from time to time. During the Term, Executive may also serve as an executive vice president of any subsidiary of the Company required to be listed by the Company under Item 601(b)(21) of Regulation S-K of the United States Securities and Exchange Commission (the “SEC”).”
3.The parties agree that the Terms of Employment attached as Exhibit A to the Agreement shall remain in effect through December 31, 2026. Prior to December 31, 2026, the parties agree to negotiate in good faith new Terms of Employment that will become effective January 1, 2027.
4.Except as expressly modified by this Amendment, all terms, conditions and covenants in the Agreement shall remain in full force and effect.
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In witness whereof, the parties have executed this Amendment as of the date set forth above.
COMPANY: DELEK US HOLDINGS, INC.    EXECUTIVE:
/s/ Sam Eljaouhari        /s/ Reuven Spiegel
By: Sam Eljaouhari        Reuven Spiegel
Title: Executive Vice President, CHRO
By:
Title: